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                                                                     EXHIBIT 1.3
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                COASTAL FINANCE
[LOGO OF
 COASTAL APPEARS                      and
 HERE]




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                             UNDERWRITING AGREEMENT

                                 DATED

                                      AND

                                TERMS AGREEMENT

                                 DATED

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                           % TRUST PREFERRED SECURITIES

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                              COASTAL FINANCE

                            UNDERWRITING AGREEMENT

                                                                         , 199

[Name and Address of Lead Underwriters]

Dear Sirs:

  Coastal Finance     (the "Trust"), a statutory business trust formed under
the Business Trust Act (the "Delaware Act") of the State of Delaware proposes
to issue and sell from time to time certain of its   % Trust Preferred
Securities (liquidation amount $25 per preferred security) of the Trust (the "Preferred Securities"). The Preferred Securities will be guaranteed (the "Guarantees") by the Coastal Corporation, a Delaware corporation (the "Company" and, together with the Trust, the "Issuers") on a limited basis to the extent the Trust has funds available therefor pursuant to a Preferred Securities Guarantee Agreement (the "Guarantee Agreement"). The aforementioned Preferred Securities, together with the Guarantees, are collectively hereinafter referred to as the "Securities". The Securities may be sold to you, and to other firms on whose behalf you may act, for resale in accordance with the terms of offering determined at the time of sale. The Securities involved in any such offering are hereinafter referred to as the "Purchased Securities" and the firm or firms which agree to purchase the same are hereinafter referred to as the "Underwriters" of such Purchased Securities and the representative or representatives of the Underwriters, if any, specified in a "Terms Agreement" are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives" as used in this Agreement shall mean the Underwriters. The terms and conditions herein shall constitute a separate agreement between the Issuers and the respective Underwriters in regard to each offering of Purchased Securities.

  This Agreement shall not limit or affect the rights of the Issuers to offer or sell any of the Securities through any other underwriters or agents or through any other arrangements specified by the Company from time to time, and this Agreement shall apply only to Securities in respect of which a Terms Agreement shall have been executed as referred to herein.

  This is to confirm the agreement concerning the purchase of the Securities from the Issuers by the Underwriters.

  1. REPRESENTATIONS AND WARRANTIES. Each of the Trust and the Company, jointly and severally, represents and warrants to, and agrees with each Underwriter that:

    (a) A registration statement on Form S-3 (File No. 333-     ), prepared
  by the Issuers in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the "Securities Act"), has been filed with the Securities and Exchange Commission (the "Commission") and has become effective for the registration under the Securities Act of the Securities. Copies of such registration statement and any amendments thereto, and all forms of the related prospectuses relating to the Securities contained therein, have been delivered to each Underwriter. Such registration statement, including the documents incorporated by reference therein and all financial schedules and exhibits thereto, as amended at the date of any Terms Agreement, is herein referred to as the "Registration Statement". As used in this Agreement, the term "Prospectus" means such prospectus included in the Registration Statement, supplemented by a Prospectus Supplement as contemplated by Section 2 hereof to reflect the terms of the Purchased Securities and the plan of distribution thereof. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
  Item 12 of Form S-3 under the Securities Act, as of the date of the Prospectus, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to any Prospectus shall be deemed to refer to and include any documents filed

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  with the Commission after such date under the Securities Exchange Act of
  1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Exchange Act"), and so incorporated by reference (all such incorporated documents being herein called the "Incorporated Documents").

    (b) As of the date of any Terms Agreement, when the Prospectus is first filed pursuant to Rule 424(b) under the Securities Act and when, prior to the Closing Date (as defined in Section 2 hereof), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement) and at the Closing Date, the Registration Statement and the Prospectus, as amended or supplemented, shall comply in all material respects with the requirements of the Securities Act. No such document shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon and in conformity with written information furnished to the Issuers by any Underwriter specifically for use in the preparation thereof. There is no contract or document required to be described in the Registration Statement or the Prospectus or required to be filed as an exhibit to the Registration Statement that is not described or filed as required.

    (c) Deloitte & Touche LLP, whose report is incorporated by reference in the Prospectus, are independent certified public accountants as required by the Securities Act. The financial statements and schedules (including the related notes) included or incorporated by reference in the Registration Statement and the Prospectus, present fairly, in all material respects, the financial condition, the results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with generally accepted accounting principles.

    (d) The Incorporated Documents, when they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and any documents so filed and incorporated by reference subsequent to the date of the Prospectus shall, when they are filed with the Commission, conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable.

    (e) Each of the Company and its Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority (corporate and other) to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on the Company and its Subsidiaries taken as a whole.

    (f) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made under the Delaware Act and the Amended and Restated Declaration of Trust (the "Declaration"), the Trust has the business trust power and authority to (x) own property or lease its properties and conduct its business as described in the Prospectus, (y) enter into and perform its obligations under this Agreement, and (z) issue and perform its obligations under the Securities and is not required to be authorized to do business in any other jurisdiction; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus, the Trust does not have any consolidated or unconsolidated subsidiaries; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

    (g) The Declaration has been duly and validly authorized by the Company and, when executed and delivered by the Company and the Trustees (as such term is defined in the Declaration) at the Closing Date, and assuming due authorization, execution and delivery thereof by the Trustees, will be the valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium

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  and other laws of general applicability relating to or affecting creditors'
  rights and to general equity principles (regardless of whether the issue of enforceability is considered in a proceeding at law or in equity), and, at the Closing Date, the Declaration will have been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

    (h) All of the outstanding capital stock or other equity securities of each of the Subsidiaries of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and are owned by the Company free and clear of any mortgage, pledge (other than any negative pledge agreement to which the Company or any of its Subsidiaries may be a party), security interest or restrictions on transferability or voting.

    (i) Since the date of the latest consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and the Prospectus, there has not been any change in the Company's issued capital stock or options, except (I) as set forth in or expressly contemplated by the Registration Statement and the Prospectus, (II) pursuant to the exercise of options or the conversion, exchange or exercise of outstanding convertible, exchangeable or exercisable securities of the Company and
  (III) issuances of shares of Common Stock and options to acquire Common Stock issued after the date of such financial statements pursuant to the Company's employee benefit plans as in effect on the date hereof. Except as described in or contemplated by the Prospectus, there has not been any material adverse change in, or any adverse development which materially affects, the condition (financial or other), results of operation, business, prospects, net worth or assets of either of the Issuers and their respective Subsidiaries taken as a whole, from the date as of which information is given in the Prospectus.

    (j) Neither of the Issuers nor any of their respective Subsidiaries is, nor with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery hereof or consummation of the transactions contemplated hereby result in a violation of, or constitute a default under, its certificate of incorporation, certificate of trust, by-laws, Declaration or other governing documents, as the case may be, or any agreement, indenture or other instrument to which either Issuer or any of their respective Subsidiaries is a party or by which any of them is bound, or to which any of their properties is subject where the effect of such violation or default would have a material adverse effect on the Issuers and their Subsidiaries taken as a whole.

    (k) The execution and delivery of this Agreement, the applicable Terms Agreement, the authorization, issuance and sale of the Purchased Securities, the fulfillment of this Agreement, the applicable Terms Agreement, the Purchased Securities, the Guarantees, the Guarantee Agreement, the Indenture between the Company and The Bank of New York, as trustee (the "Indenture"), the Supplemental Indenture between the Company and Harris Trust and Savings Bank, as trustee (the "Supplemental Indenture"), the Subordinated Debt Securities and any Delayed Delivery Contract and the consummation of the transactions contemplated by each such agreement will not conflict with or constitute a breach of, or default (with the passage of time or otherwise) under, or result in the imposition of a lien on any properties of the Issuers or their respective Subsidiaries or an acceleration of indebtedness pursuant to, the certificate of incorporation, certificate of trust, by-laws, Declaration or other governing documents, as the case may be, of the Issuers or any of their respective Subsidiaries, or any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed or trust or any other material agreement or instrument to which either of the Issuers or any of their respective Subsidiaries is a party or by which any of them is bound or to which any of the property or assets of the Issuers or any of their respective Subsidiaries is subject, or any law, administrative regulation or order of any court or governmental agency or authority applicable to the Issuers or any of their respective Subsidiaries.

    (l) Except for the orders of the Commission declaring the Registration Statement effective under the Securities Act and permits and similar authorizations required under the securities or Blue Sky laws of certain jurisdictions, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the issuance and sale of the Securities or the purchase

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  by the Trust of the Subordinated Debt Securities or the consummation of the transactions contemplated by this Agreement, the applicable Terms
  Agreement, the Indenture, the Supplemental Indenture, the Guarantee Agreement or the Guarantee.

    (m) Under the Delaware Act and the Declaration, the execution and delivery by the Trust of this Agreement and the Terms Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary business trust action on the part of the Trust, and this Agreement and the Terms Agreement will have been, duly executed and delivered by the Trust under the law of Delaware and each constitutes the legal, valid and binding obligations of the Trust.

    (n) The Common Securities have been duly authorized by the Original Declaration (as defined in the Declaration) and, when issued and delivered by the Trust to the Company against payment therefor in accordance with the undivided beneficial interests in the assets of the Trust; and under the Delaware Act and the Declaration, the issuance of the Common Securities will not be subject to preemptive rights.

    (o) This Agreement and the applicable Terms Agreement have been duly authorized, executed and delivered by the Company and each constitutes the legal, valid and binding obligation of the Company.

    (p) As of the date of the Prospectus Supplement, the Company has the authorized, issued and outstanding capitalization set forth in the Prospectus under "Capitalization." The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Registration Statement and the Prospectus, and all of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, are fully paid and non-assessable and are not subject to any preemptive or similar rights.

    (q) The Preferred Securities have been duly authorized by the Original Declaration and the Company for issuance and sale to the Underwriters pursuant to this Agreement and Terms Agreement and, when issued and delivered by the Trust in accordance with the Declaration to the Underwriters and paid for in accordance with this Agreement, will be validly issued, and fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; under the Delaware Act and the Declaration, the issuance of the Securities will not be subject to preemptive rights; and the Securities conform to the description thereof in the Prospectus.

    (r) The Delayed Delivery Contracts, if any, have been duly authorized and when executed and delivered by the Issuers will be the legal, valid and binding agreements of the Issuers enforceable in accordance with their terms, except that (i) the enforceability thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought.

    (s) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus and prior to the Closing Date, neither of the Issuers nor any of their respective Subsidiaries has incurred or will have incurred any liabilities or obligations for borrowed money, direct or contingent, or entered into any transactions, not in the ordinary course of business and material to the business of the Issuers and their respective Subsidiaries taken as a whole, and there has not been and will not have been any material change in the capital stock or long-term indebtedness of either of the Issuers or any of their respective Subsidiaries, or any material adverse change in the business, prospects, financial position, net worth or assets or results of operations of the Issuers and their respective Subsidiaries taken as a whole.

    (t) The Issuers and each of their respective Subsidiaries have such interests in their respective real (including leasehold interests) and personal properties that they reasonably believe are necessary, in the aggregate, to use such properties in the manner presently used or proposed to be used by the Issuers and each of their respective Subsidiaries.

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    (u) Except as described in the Prospectus, there is no litigation or governmental proceeding to which either of the Issuers or any of their respective Subsidiaries is a party or to which any property of either of the Issuers or any of their respective Subsidiaries is subject or which is pending or, to the knowledge of the Issuers, contemplated against either of the Issuers or any of their respective Subsidiaries which might result in any material adverse change in the condition (financial or other), results of operations, business, prospects, net worth or assets of either of the Issuers and their respective Subsidiaries taken as a whole.

    (v) Neither of the Issuers nor any of their respective Subsidiaries is in violation of any law, ordinance, governmental rule or regulation or court decree to which it may be subject which violation might have a material adverse effect on the condition (financial or other), results of operations, business, prospects, net worth or assets of either of the Issuers and their respective Subsidiaries taken as a whole.

    (w) The conditions for use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

    (x) At the Closing Date, the Property Trustee will be the record holder of Subordinated Debt Securities and no security interest, mortgage, pledge, lien, encumbrance, claim or equity will be noted thereon or on the register.

    (y) The Guarantees and the Guarantee Agreement have each been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date, will constitute valid and legally binding agreements of the Company enforceable in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; at the Closing Date, the Guarantees and the Guarantee Agreement will have been duly qualified under the Trust Indenture Act; and the Guarantees conform to the descriptions thereof contained in the Prospectus.

    (z) The Indenture has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date and, assuming due authorization, execution and delivery by the Debt Trustee, at such Closing Date will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and at the Closing Date, the Indenture will have been duly qualified under the Trust Indenture Act.

    (aa) The Supplemental Indenture has been duly and validly authorized by the Company and, when executed and delivered by the Company at the Closing Date and, assuming due authorization, execution and delivery by the Debt Trustee, at such Closing Date will constitute a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors' rights generally and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and at the Closing Date, the Supplemental Indenture will have been duly qualified under the Trust Supplemental Indenture Act.

    (bb) The Subordinated Debt Securities have been duly and validly authorized by the Company and, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Trust in accordance with the Declaration, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought; and the Subordinated Debt Securities conform to the description thereof contained in the Prospectus.

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    (cc) The statements set forth in the Prospectus under the caption
  "Certain Federal Income Tax Consequences," insofar as they purport to describe the provisions of the law referred to therein, are accurate and complete in all material respects.

    (dd) The Trust will be classified as a "grantor trust" for United States federal income tax purposes and is not an will not be classified as an association taxable as a partnership or a corporation for United States federal income tax purposes under federal income tax laws as currently in effect.

    (ee) Neither the Trust nor the Company is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and neither the Trust nor the Company is subject to regulation under such Act.

  2. PURCHASE AND OFFERING.

    (a) The obligations of the Underwriters to purchase the Purchased Securities will be evidenced by an exchange of telegraphic or other written communications substantially in the form attached as Exhibit A hereto (a "Terms Agreement") at each time the Issuers determine to sell Purchased Securities, with such other provisions which the Representatives and the Issuers shall agree upon. Each Terms Agreement shall specify the firms which will be Underwriters (who shall become bound by the terms hereof when the Terms Agreement has been entered into), the principal amount to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and the terms of the Purchased Securities, including, but not limited to, dividend rates, maturities, redemption provisions and sinking fund requirements. Each Terms Agreement shall also specify the date of delivery and payment for the Purchased Securities other than any Contract Securities (as defined in Section 2(c) hereof) and any details of the terms of offering which should be reflected in the Prospectus Supplement relating to the offering of the Purchased Securities. Such Prospectus Supplement shall set forth the terms contained in the Terms Agreement and such other information that you and the Issuers agree at the time the Terms Agreement is entered into should be included in the Prospectus Supplement. Insofar as any provision of this Agreement is inconsistent with any provision of the applicable Terms Agreement, the Terms Agreement shall be deemed to control. Purchased Securities to be purchased by Underwriters are herein referred to as "Underwriters' Securities", and any Purchased Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein referred to as "Contract Securities". The obligations of the Underwriters to purchase the Underwriters' Securities shall be several and not joint. It is understood that the Underwriters propose to offer the Purchased Securities for sale as set forth in such Prospectus Supplement.

    (b) Payment of the purchase price for the Underwriters' Securities shall be made to the Trust or its order in immediately available funds (same day), against delivery of the Underwriters' Securities to you for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M. New York time on the date of delivery specified in the Terms Agreement (unless another time not later than 10:00 A.M. New York time on the fifth Business Day thereafter shall be agreed to by you and the Trust or unless postponed in accordance with the provisions of Section 7 hereof). The time and date that such payment and delivery are actually made is herein sometimes referred to as the "Closing Date". The Underwriters' Securities shall be delivered to you in definitive form, in temporary or final form, and in such names and denominations as you shall request at least one Business Day prior to the Closing Date by written notice to the Trust. For the purpose of expediting the checking and packaging of the Underwriters' Securities by you, the Trust agrees to make them available to you for such purpose before the close of business on the Business Day prior to the Closing Date.

    (c) If any Terms Agreement provides for sales of Purchased Securities pursuant to Delayed Delivery Contracts, the Trust authorizes the Underwriters to solicit offers to purchase Contract Securities pursuant to Delayed Delivery Contracts substantially in the form of Schedule I attached hereto (the "Delayed Delivery Contracts") with such changes therein as the Trust may approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. At the time of purchase the Trust will pay you as compensation, for the accounts of the Underwriters, the compensation set forth in such Terms Agreement in respect of the principal amount of Contract Securities. The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Trust

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  executes and delivers Delayed Delivery Contracts, the Contract Securities shall be deducted from the Purchased Securities to be purchased by the several Underwriters and the aggregate principal amount of Purchased Securities to be purchased by each Underwriter shall be reduced pro rata in proportion to the principal amount of Purchased Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that you determine that such reduction shall be otherwise allocated and so advise the Trust.

  3. COVENANTS. Each of the Issuers covenants and agrees with each Underwriter that it will furnish to counsel for the Underwriters, without charge, one signed copy of the Registration Statement, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of Securities:

    (a) The Issuers shall notify you promptly of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus, or for additional information; the Issuers shall prepare and file with the Commission, promptly upon your request, any amendments of or supplements to the Registration Statement or the Prospectus which, in your opinion after consultation with the Issuers, may be necessary or advisable in connection with the distribution of the Securities and the Issuers shall not file any amendment or supplement to the Registration Statement or the Prospectus or file any document under the Exchange Act before the termination of the offering of the Securities if such document would be deemed to be incorporated by reference therein which is not approved by you after reasonable notice thereof, such approval not to be unreasonably withheld or delayed. The Issuers shall notify you promptly of the filing with the Commission of the Prospectus supplemented by the Prospectus Supplement relating to the Purchased Securities. The Issuers shall advise you promptly of the issuance by the Commission or any State or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, suspending or preventing the use of the Prospectus, or suspending the qualification of the Securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any such purpose; and the Issuers shall use their best efforts to prevent the issuance of any stop order or other such order and, should a stop order or other such order be issued, to obtain as soon as possible the lifting thereof.

    (b) The Issuers shall furnish to you, from time to time and without charge, copies of the Registration Statement of which each Representative shall receive a conformed copy and which shall include exhibits and all amendments and supplements to any of such documents (including any Incorporated Documents), in each case as soon as available and in such quantities as you may from time to time reasonably request.

    (c) If any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act, the Issuers shall promptly notify you and shall amend the Registration Statement or supplement the Prospectus or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

    (d) The Issuers shall take or cause to be taken all necessary action and furnish to whomever you may direct such information as may be required in qualifying the Purchased Securities for sale under the laws of such jurisdictions as the Representative shall designate and to continue such qualifications in effect for as long as may be necessary for the distribution of the Purchased Securities; except that in no event shall the Issuers be obligated in connection therewith to qualify as a foreign corporation, or to execute a general consent for service of process.

    (e) The Issuers shall make generally available to holders of the Purchased Securities, in the manner contemplated by Rule 158(b) under the Securities Act or otherwise, as soon as practicable after the date of the applicable Terms Agreement, but in any event not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the date of the Terms Agreement occurs (or 90 days if such fiscal quarter is the last fiscal quarter of its fiscal year), an earnings statement satisfying the requirements of Section 11(a) of the Securities Act and covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement.

    (f) The Trust shall apply the net proceeds of the sale of Purchased Securities as set forth in the Prospectus.

    (g) Whether or not this Agreement becomes effective or is terminated or the sale of the Purchased Securities to you is consummated, the Company shall pay or cause to be paid (A) all expenses (including transfer taxes) incurred in connection with the delivery to the Underwriters of the Purchased Securities, (B) all fees and expenses (including, without limitation, fees and expenses of the Issuers' accountants and counsel, but excluding fees and expenses of counsel to the Underwriters except as set forth in (C)) in connection with the preparation, printing, filing, delivery and shipping of the Registration Statement (including the financial statements therein and all amendments and exhibits thereto) and the Prospectus as amended or supplemented, and the printing, delivery and shipping of this Agreement, any Terms Agreement, any agreement among or between Underwriters and other underwriting documents, including the Blue Sky Survey and any legal investment survey, (C) all filing fees and fees and disbursements of counsel to the Underwriters incurred in connection with the qualification of the Purchased Securities under state securities laws as provided in Section 3(d) hereof, (D) the filing fee of the National Association of Securities Dealers, Inc., if any, (E) any applicable listing fees, (F) the cost of printing the certificates representing the Purchased Securities, (G) any fees payable to rating agencies in connection with the rating of the Purchased Securities and (H) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise provided for in this Section. It is understood however, that, except as provided in this Section 3(g), Section 5 and Section 6 hereof, each of the Underwriters shall pay all of its own costs and expenses including the fees of its counsel (except as set forth in (C) above) and any advertising expenses connected with any offers it may make. If the sale of the Purchased Securities provided for herein is not consummated by reason or acts of either of the Issuers pursuant to Section 6 hereof which prevent this Agreement or any Terms Agreement from becoming effective, or by reason of any failure, refusal or inability on the part of the Issuers to perform any agreement on its part to be performed or because any other condition of the Underwriters' obligations hereunder is not fulfilled, the Issuers shall reimburse each of the Underwriters for all reasonable out-of-pocket disbursements (including fees and disbursements of counsel) incurred by the Underwriters in connection with your investigation of or any preparation by them in respect of marketing the Purchased Securities or in contemplation of performing their respective obligations hereunder.

    (h) Prior to the Closing Date, the Issuers, at your request, shall furnish to you as soon as they have been prepared by the Issuers a copy of any unaudited interim consolidated financial statements of the Issuers and their respective Subsidiaries for any period subsequent to the period covered by the financial statements appearing in the Registration Statement and the Prospectus.

    (i) To use its best efforts to effect the listing of the Purchased Securities on the New York Stock Exchange on the date of the Terms Agreement.

  4. CONDITIONS OF YOUR OBLIGATIONS. Your obligations are subject to the accuracy, as of the date hereof and the Closing Date (as if made at such Closing Date), of the representations and warranties of the Issuers contained herein, to the performance by the Issuers of their respective obligations hereunder and to the following additional conditions:

    (a) The Issuers shall have filed with the Commission on a timely basis pursuant to Rule 424(b) under the Securities Act, the Prospectus as supplemented by the Prospectus Supplement covering the Purchased Securities. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending, threatened or contemplated by the Commission or any state securities or Blue Sky authority.

    (b) You shall not have advised the Issuers that the Registration Statement, any Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact which, in your opinion, is material or omits to state a fact which, in your opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

    (c) You shall have received an opinion of Austin M. O'Toole, Esq., Senior Vice President and Secretary of the Company, dated the Closing Date and satisfactory to Cahill Gordon & Reindel, your counsel, to the effect that:

      (i) each of the Company and its Subsidiaries has been duly incorporated and is a validly existing corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own and occupy its properties and carry on its business as presently conducted and as described in the Prospectus, and the Company and each of its Subsidiaries is registered or qualified to conduct business and is in good standing in each jurisdiction in which, to the best of such counsel's knowledge, their failure to so register or qualify would have a material adverse effect on the Company and its Subsidiaries taken as a whole; all of the outstanding capital stock or other equity securities of each of the Subsidiaries of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and are owned by the Company free and clear of any mortgage, pledge (other than any negative pledge agreement to which the Company or any of its Subsidiaries may be a party), security interest or restrictions on transferability or voting;

      (ii) this Agreement, the Terms Agreement, the Indenture, the Supplemental Indenture, the Guarantee Agreement, the Guarantees and the Declaration have been duly authorized, executed and delivered by each of the Issuers, and this Agreement, the Terms Agreement, the Indenture, the Supplemental Indenture, the Guarantee Agreement, the Guarantees and the Declaration are each legal, valid and binding agreements of each of the Issuers enforceable in accordance with their respective terms, except that (a) the enforceability hereof and thereof may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and (c) rights to indemnity and contribution hereunder may be limited by Federal and state securities laws or the policies underlying such laws;

      (iii) each of the Guarantee Agreement, Guarantees, the Indenture, the Supplemental Indenture and the Declaration has been duly qualified under, and complies in all material respects with the requirements of, the Trust Indenture Act.

      (iv) the Subordinated Debt Securities, when executed and authenticated in accordance with the terms of the Indenture and delivered to and paid for by the Trust at the Closing Date, will be legal, valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, except (A) as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other similar laws affecting creditors' rights generally, (B) the remedy of specific performance and injunctive and other forms of equitable relief are subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought and (C) rights to indemnity and contribution hereunder may be limited by Federal and state security laws or policy underlying such laws.

      (v) the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by each of the Issuers and (assuming that they have been duly authorized, executed and delivered by the purchasers thereunder) are valid and binding agreements of each of the Issuers;

      (vi) to the best knowledge of such counsel, there are no legal or governmental proceedings pending or threatened to which either of the Issuers or any of their respective Subsidiaries is a party, or of which the business or properties of either of the Issuers or any of their respective Subsidiaries is the subject, which are required to be disclosed in the Registration Statement and the Prospectus and are not so disclosed and there is no contract or document concerning either of the Issuers or any of their respective Subsidiaries of a character required to be described in the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required;

      (vii) the execution and delivery of this Agreement, the Terms Agreement, the Indenture, the Supplemental Indenture, the Guarantee Agreement, the Guarantees and any Delayed Delivery Contract, the authorization, issuance and sale of the Purchased Securities, the subordinated Debt Securities, the fulfillment of the terms of this Agreement, the Terms Agreement, the Indenture, the Supplemental

    Indenture, the Guarantee Agreement, the Guarantees and any Delayed Delivery Contract, and the consummation of the transactions contemplated by this Agreement, the Terms Agreement, the Indenture, the Supplemental Indenture, the Guarantee Agreement, the Guarantees and any Delayed Delivery Contract, will not conflict with or constitute a breach of, or default (with the passage of time or otherwise) under, or result in the imposition of a lien on any properties of the Issuers or their respective Subsidiaries or an acceleration of indebtedness pursuant to, the certificate of incorporation, certificate of trust and by-laws, Declaration or other equivalent instruments, as the case may be, of the Issuers or any of their respective Subsidiaries or, to the best of such counsel's knowledge, any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust, or any other material agreement or instrument to which either of the Issuers or any of their respective Subsidiaries is subject where such breach or default would have a material adverse effect on the Issuers and their respective Subsidiaries taken as a whole, or any law, administrative regulation or court or governmental agency or authority ruling or decree known to such counsel to be applicable to either of the Issuers or any of their respective Subsidiaries or any of their respective properties or assets; and all legally required proceedings in connection with the authorization, issuance and sale of the Purchased Securities in accordance with the terms of this Agreement, the Terms Agreement, the Indenture and the Guarantees have been taken and, except for permits and similar authorizations required under the securities or Blue Sky laws of certain jurisdictions (as to which such counsel need express no opinion), all consents, approvals, authorizations or other orders of any regulatory body, administrative agency or other governmental body legally required for the valid issuance and sale of the Purchased Securities or any transactions contemplated hereunder;

      (viii) the Purchased Securities have been duly authorized and, when executed and authenticated in accordance with the terms of the Terms Agreement and delivered to, and paid for by, you will be validly issued and fully paid and non-assessable; the Contract Securities have been duly authorized and, when executed and authenticated in accordance with the terms of the Terms Agreement and when issued and delivered against payment as provided in the Delayed Delivery Contracts, will be validly issued and fully paid and non-assessable terms;

      (ix) the Trust and the Company jointly meet the requirements for use of Form S-3 under the 1933 Act. The Registration Statement has become effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated;

      (x) the number of authorized shares of capital stock of the Issuers is as set forth in the Prospectus under "Capitalization" and the authorized capital stock of the Issuers conforms as to legal matters to the description thereof contained in the Prospectus;

      (xi) the Purchased Securities, the Delayed Delivery Contracts (if any), the Indenture, the Supplemental Indenture, the Guarantee Agreement, the Guarantees, the Declaration and the Subordinated Debt Securities each conform in all material respects to the descriptions thereof in the Prospectus;

      (xii) neither the Company nor the Trust is an "investment company" within the meaning of Section 3(a) of the Investment Company Act of 1940, as amended, and is not subject to regulation under such Act;

      (xiii) except as to financial statements and schedules and other financial or statistical data included therein, and the exhibits thereto, as to which such counsel need not express any opinion, (a) the Registration Statement and the Prospectus and any supplements or amendments thereto comply as to form in all material respects with the Securities Act and (b) the Incorporated Documents comply as to form in all material respects with the requirements of the Exchange Act and, to the best knowledge of such counsel, no such Incorporated Document contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

      (xiv) the issuance of the Purchased Securities is not subject to preemptive rights arising by operation of law or under the charter or by-laws of the Company or under the Declaration of the Trust; and no holder of the Securities will be subject to personal liability solely by reason of being such a holder.


    In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Issuers, representatives of the independent public accountants for the Issuers, special Delaware counsel to the Issuers and you at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except to the extent stated in paragraphs (x) and (xi) above), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Issuers), no facts have come to the attention of such counsel that lead him to believe that either the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or any supplement thereto as of its date, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not comment as to the financial statements, schedules and other statistical and financial data included in the Registration Statement or Prospectus or the exhibits to the Registration Statement).

    (d) You shall have received on the Closing Date from Cahill Gordon & Reindel, your counsel, an opinion to the effect set forth in clauses (ii),
  (iii), (iv), (v), (viii), (ix), (xiii)(a) (except with respect to the Incorporated Documents) and (x)(b) of Section 4(c) hereof. Such opinion shall additionally state that the statements set forth in the Prospectus under the caption "Certain Federal Income Tax Consequences," insofar as they relate to matters of law or legal conclusions, are accurate and complete in all material respects. In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Issuers, counsel for the Issuers, representatives of the independent public accountants for the Company and your representatives at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except to the extent provided in paragraph (xi) of Section 4(c) hereof), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Issuers), no facts have come to the attention of such counsel that lead them to believe that either the Registration Statement or any amendment thereto at the time such Registration Statement or amendment became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date or any supplement thereto as of its date contained an untrue statement of a material fact or omitted to state a material fact necessary in order the make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no comment with respect to the financial statements, schedules and other financial or statistical data included or incorporated by reference in the Registration Statement or Prospectus or the exhibits to the Registration Statement).

    (4) You shall have received from Richards, Layton & Finger, P.A., special Delaware counsel to the Issuers, to the following effect and covering such additional matters as the Underwriters may reasonably request:

      (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act, all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made; under the Delaware Act and the Declaration, the Trust has the business trust power and authority to (x) own property and conduct its business, all as described in the Prospectus, (y) enter into and perform its obligations under this Agreement and the Terms Agreement, and (z) issue and perform its obligations under the Securities and the Common Securities.

      (ii) Assuming the Declaration has been duly authorized, executed and delivered by the Trustees and the Company, the Declaration is the valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject as to enforcement to (a) bankruptcy, insolvency, receivership, reorganization, moratorium, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights remedies of creditors generally, (b) to principles of equity including applicable law relating to fiduciary duties (regardless of whether the issue of enforceability is considered in a proceeding at law or in equity) and
    (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

      (iii) Under the Delaware Act and the Declaration, the execution and delivery by the Trust of this Agreement and the Terms Agreement, and the performance by the Trust of its obligations thereunder, have been duly authorized by all necessary business trust action on the part of the Trust.

      (iv) The Common Securities have been duly authorized by the Declaration and are validly issued and represent undivided beneficial interests in the assets of the Trust; and under the Delaware Act and the Declaration, the issuance of the Common Securities is not subject to preemptive rights.

      (v) The Preferred Securities have been duly authorized by the Declaration and, when delivered to and paid for pursuant to this Agreement, will be validly issued and fully paid and nonassessable undivided beneficial interests in the assets of the Trust; the holders of the Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; and under the Delaware Act and the Declaration, the issuance of the Preferred Securities is not subject to preemptive rights. Such counsel may note that the Preferred Security holders may be obligated, pursuant to the Declaration, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Preferred Security Certificates and the issuance of replacement Preferred Security Certificates, and (ii) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

      (vi) The issuance and sale by the Trust of the Preferred Securities and Common Securities; the execution, delivery and performance by the Trust of this Agreement and the Terms Agreement; the consummation of the transactions contemplated herein and therein; and compliance by the Trust with its obligations hereunder and thereunder will not violate any of the provisions of the Certificate of Trust or the Declaration, or any applicable Delaware law or administrative regulation.

      (vii) Assuming that the Trust derives no income from or in connection with sources within the State of Delaware and has no assets, activities (other than having a Delaware Trustee as required by the Delaware Act and the filing of documents with the Delaware Secretary of State) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Common Securities and the Preferred Securities or the purchase by the Trust of the Subordinated Debt Securities and the Guarantees.

    (c) The opinion of Emmet, Marvin & Martin, LLP, counsel to The Bank of New York, as Property Trustee under the Declaration, in form and substance satisfactory to counsel to the Underwriters to the effect that:

      (i) The Bank of New York is a national banking association with trust powers, duly organized, validly existing and in good standing under the laws of the United States, with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

      (ii) The execution, delivery and performance by the Property Trustee of the Declaration have been duly authorized by all necessary corporate action on the part of the Property Trustee; the Declaration has been duly executed and delivered by the Property Trustee, and constitutes the valid and binding obligation of the Property Trustee, enforceable against the Property Trustee in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether the issue of enforceability is considered in a proceeding at law or in equity).

      (iii) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Property Trustee.

      (iv) No consent, approval or authorization of, or registration with or notice to, any New York or federal banking authority is required for the execution, delivery or performance by the Property Trustee of the Declaration.

      (v) To the best of such counsel's knowledge, based on a review of the certificates representing the Subordinated Debt Securities, no security interest, mortgage, pledge, lien, encumbrance, claim or equity is noted thereon.

    In giving such opinion, such counsel may rely as to matters governed by the laws of the State of Delaware on an opinion of Richards Layton & Finger, P.A.; provided, however, that such opinion shall be addressed to the Underwriters, shall be dated as of such date and shall expressly permit such counsel to rely thereon.

    (d) There shall have been furnished to you two certificates, each dated the Closing Date and addressed to you, (i) one signed by the President, or any Vice President and the Chief Financial Officer, any financial Vice President or the Treasurer of the Company and (ii) the other signed by any Regular Trustee of the Trust, each certificate to the effect that: (i) the representations and warranties of the Company and Trust, as the case may be, contained in this Agreement are true and correct, as if made at and as of the Closing Date, and the Company and Trust, as the case may be, has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date; (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been initiated or threatened; (iii) all filings required by Rule 424 of the Securities Act have been made; (iv) the signers of said certificate have carefully examined the Registration Statement and the Prospectus, and any amendments or supplements thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference therein), and such documents contain all statements and information required to be included therein, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (v) since the execution of the Terms Agreement, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or the Prospectus which has not been so set forth; and there has been no document required to be filed under the Exchange Act that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed.

    (e) Since the execution of the Terms Agreement, neither of the Issuers nor any of their respective Subsidiaries shall have sustained any loss by fire, flood, accident or other calamity, or shall have become a party to or be subject to any litigation, which is material to the Issuers and their respective Subsidiaries taken as a whole, nor shall there have been a material adverse change in the general affairs, business, key personnel, capitalization, financial position or net worth of the Issuers and their respective Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, which loss, litigation or change, in your judgment, shall render it inadvisable to proceed with the delivery of the Purchased Securities.

    (f) On the date of execution of the Terms Agreement and the Closing Date you shall have received a letter of Deloitte & Touche LLP, dated the date of execution of the Terms Agreement and the Closing Date, as the case may be, and addressed to you, confirming that they are independent certified public accountants, within the meaning of the Securities Act, and stating, as of the date of such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated in the Prospectus, and a date not more than five days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters requested to be covered by its letter delivered to you concurrently with the execution of the Terms Agreement and, with respect to the letter delivered on the Closing Date, confirming the conclusions and findings set forth in such prior letter.

    (g) That the Issuers shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Issuers.

    (h) At the Closing Date, the Securities shall have been approved for quotation on the New York Stock Exchange and the Trust and the Company shall have filed all notices and documents required by the New York Stock Exchange of companies that have securities quoted on such exchange.

    (i) You shall have been furnished with such additional documents and certificates as you may reasonably request.

    All such opinions, certificates, letters and documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and to counsel for the Underwriters. The Issuers shall furnish to you such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request. If any of the conditions specified in this Section 4 shall not have been fulfilled when and as required by this Agreement, this Agreement and the applicable Terms Agreement and all obligations of the Underwriters hereunder and thereunder may be cancelled at, or at any time prior to, the Closing Date, by you. Any such cancellation shall be without liability of the Underwriters to the Issuers. Notice of such cancellation shall be given to the Issuers in writing, or by telegraph or telephone and confirmed in writing.

  5. INDEMNIFICATION AND CONTRIBUTION. (a) Each of the Issuers, jointly and severally, shall indemnify and hold harmless each of the Underwriters against any loss, claim, damage or liability to which the Underwriters may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement made by the Issuers in Section 1 hereof, or (ii) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement or the Prospectus or any amendment or supplement thereto, or (B) in any Blue Sky application or other document executed by either of the Issuers specifically for the purpose or based upon any written information furnished by either of the Issuers filed in any state or other jurisdiction in order to qualify any or all of the Purchased Securities under the securities laws thereof (any such application, document or information being hereinafter called "Blue Sky Information"), or (iii) the omission or alleged omission to state in the Registration Statement or the Prospectus or any amendment or supplement thereto or in any Blue Sky Information a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse each of the Underwriters for any legal or other reasonable expenses as incurred by the Underwriters in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the person receiving them shall promptly refund them; provided, however, that the Issuers shall not be liable to an Underwriter in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Issuers by such Underwriter specifically for use in the preparation of the Registration Statement, Prospectus or any amendment or supplement thereto, or any Blue Sky Information.

  (b) Each of the Underwriters, severally but not jointly, shall indemnify and hold harmless each of the Issuers against any loss, claim, damage or liability to which the Issuers may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Registration Statement or the Prospectus or any amendment or supplement thereto, or (B) in any Blue Sky Information, or (ii) the omission or alleged omission to state in the Registration Statement or the Prospectus or any amendment or supplement thereto or in any Blue Sky Information a material fact required to be stated therein or necessary to make the statements therein not misleading; and shall reimburse any legal or other expenses reasonably incurred by the Issuers in connection with investigating or defending against any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case the Issuers shall promptly refund them; provided, however, that such indemnification and expense reimbursement shall be available from an Underwriter to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuers by such Underwriter specifically for use in the preparation thereof.

  (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under such subsection. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under such subsection for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; except that you shall have the right to employ counsel to represent you in connection with any claim in respect of which indemnity may be sought by the Underwriters against the Issuers under such subsection if, in your reasonable judgment, it is advisable for you to be represented by separate counsel, and in that event the reasonable fees and expenses of such separate counsel shall be paid by the Issuers.

  (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuers on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuers on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Purchased Securities (before deducting expenses) received by the Issuers bear to the total underwriting discounts and commissions received by the Underwriters as set forth in the Prospectus Supplement covering the Purchased Securities. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by either of the Issuers or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Purchased Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

  (e) The obligations of the Issuers under this Section 5 shall be in addition to any liability which the Issuers may otherwise have, and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act; and the obligations of the Underwriters under this Section 5 shall be in addition to any liability that the respective Underwriters may otherwise have, and shall extend, upon the same terms and conditions, to each director or Trustee, as the case may be, of the Issuers (including any person who, with his or her consent, is named in the Registration Statement as about to become a director or Trustee, as the case may be, of the Issuers), to each officer of either of the Issuers who has signed the Registration Statement and to each person, if any, who controls either of the Issuers within the meaning of the Securities Act.

  6. EFFECTIVE DATE AND TERMINATION OF TERMS AGREEMENT. This Agreement shall become effective (a) at 11:00 A.M., New York City time, on the first full Business Day following the date of the Terms Agreement or (b) at such earlier time after the date of the Terms Agreement as you shall first release the Purchased Securities for sale to the public. You shall notify the Issuers immediately after you have taken any action which causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Issuers by giving notice as hereinafter provided to you or by you by giving notice as hereinafter provided to the Issuers, except that the provisions of Section 3(g) and Section 5 shall at all times be effective.

  Your obligations under any Terms Agreement may be terminated by you by giving notice as hereinafter provided to the Issuers, if (i) the Issuers shall have failed, refused or been unable, at or prior to the Closing Date to perform any agreement on its part to be performed hereunder, (ii) any other condition of the obligations of the Underwriters hereunder is not fulfilled,
(iii) trading in securities generally on the New York Stock Exchange ("NYSE") or the American Stock Exchange or the over-the-counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission or by such exchange or other regulatory body or governmental authority having jurisdiction, (iv) a general banking moratorium shall have been declared by Federal or state authorities,
(v) the United States engages in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of war or national emergency by the United States after the date hereof which, in your judgment, makes it inadvisable or impracticable to proceed with the delivery of the Purchased Securities, or (vi) there shall have been such a material change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your judgment, makes it inadvisable or impracticable to proceed with the delivery of the Purchased Securities. Any termination of this Agreement pursuant to this Section 6 shall be without liability on the part of the Issuers or the Underwriters except as otherwise provided in Sections 3(g) and 5 hereof.

  Any notice referred to above may be given at the address specified in
Section 9 hereof in writing or by telegraph or telephone, and if by telegraph or telephone, shall be immediately confirmed in writing.

  7. INCREASE IN UNDERWRITERS' COMMITMENTS. If any Underwriter shall default in its obligation to take up and pay for the Purchased Securities to be purchased by it under any Terms Agreement and if the number of Purchased Securities which all Underwriters so defaulting shall have so failed to take up and pay for does not exceed 10% of the total number of Purchased Securities agreed to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters shall take up and pay for (in addition to the number of Purchased Securities they are obligated to purchase pursuant to such Terms Agreement) the number of Purchased Securities agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Purchased Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Purchased Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the number of Purchased Securities they have agreed to purchase under such Terms Agreement.

  Without relieving any defaulting Underwriter from its obligations hereunder, each of the Issuers agrees with the non-defaulting Underwriters that it will not sell any Purchased Securities under any Terms Agreement unless all of the Underwriters' Securities under any such Terms Agreement are purchased by the Underwriters (or by substituted underwriters selected by you with the approval of the Issuers or selected by the Issuers with your approval).

  If a new underwriter or underwriters are substituted by the Underwriters or by the Issuers for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Issuers or you shall have the right to postpone the Closing Date for a period not exceeding five full business days in order that necessary changes in the Registration Statement and Prospectus and other documents may be effected.

  The term Underwriter as used in this Agreement shall refer to and include any underwriter substituted under this Section 7.

  8. SURVIVAL OF INDEMNITIES, CONTRIBUTIONS, WARRANTIES AND REPRESENTATIONS. The indemnity and contribution agreements contained in Section 5 and the representations, warranties and agreements of the Issuers in Sections 1 and 3 shall survive the delivery of the Purchased Securities to the Underwriters hereunder and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

  9. NOTICES. Except as otherwise provided in this Agreement, (a) whenever notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing addressed to the Company at The Coastal Corporation, Coastal Tower, Nine Greenway Plaza, Houston, Texas 77046-0995, Attention: Director--Financial Administration, with a copy to Austin M. O'Toole, Esq.; (b) to the Trust c/o The Coastal Corporation at the address listed above and (c) whenever notice is required by the provisions of this Agreement to be given to the Underwriters, such notice shall be in writing and addressed to the Underwriters at their respective addresses furnished to the Company in writing for the purpose of communications hereunder.

  10. INFORMATION FURNISHED BY UNDERWRITERS. The statements with respect to the public offering of the Purchased Securities on the cover page of the Prospectus Supplement covering the Purchased Securities and under the caption "Plan of Distribution", if any in such Prospectus Supplement constitute the only information furnished to the Issuers in writing on behalf of or by you expressly for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto referred to in this Agreement.

  11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, each of the Issuers, any officer, director or controlling person referred to in Section 5 hereof, and their respective successors and assigns, and no other person shall acquire or have any right by virtue of this Agreement. The term "successors and assigns", as used in this Agreement, shall not include any purchaser of any of the Purchased Securities from the Underwriters merely by reason of such purchase.

  12. DEFINITION OF "BUSINESS DAY" AND "SUBSIDIARY". For purposes of this Agreement, (a) "Business Day" means any day on which the NYSE is open for trading, and (b) "Subsidiary" has the meaning set forth in Rule 405 of the Securities Act.

  13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS PRINCIPLES THEREOF.

  14. COUNTERPART. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

  Please confirm, by signing and returning to us four counterparts of this Agreement, that the foregoing correctly sets forth the Agreement between you and the Issuers.

                                          Very truly yours,

                                          COASTAL FINANCE ______

                                          By: _________________________________

                                          THE COASTAL CORPORATION,
                                           as Guarantor

                                          By: _________________________________

Confirmed and accepted as of
 the date first above mentioned:
[Lead Underwriters]

By:

By: _________________________________

                                   SCHEDULE A
                                       TO
                                TERMS AGREEMENT

                                                                       NUMBER
                                                                         OF
                                                                      PURCHASED
                                   NAME                              SECURITIES
                                   ----                              -----------
                                                                     -----------
          Total.....................................................
                                                                     ===========

                                                                      EXHIBIT A

                                TERMS AGREEMENT

                          % TRUST PREFERRED SECURITIES
                (LIQUIDATION AMOUNT $25 PER PREFERRED SECURITY)
                     GUARANTEED BY THE COASTAL CORPORATION

                                                                         [Date]

Coastal Finance
Coastal Tower
Nine Greenway Plaza
Houston, Texas 77046-0995

Dear Sirs:

  Coastal Finance    (the "Trust") and The Coastal Corporation, as Guarantor
(the "Company" and, together with the Trust, the "Issuers") and [Lead Underwriters] [as representatives of the underwriters named in Schedule A hereto] (the "Underwriters") have entered into an Underwriting Agreement (the
"Underwriting Agreement"), dated        , relating to the issuance from time
to time by the Issuers of   % Trust Preferred Securities liquidation amount
$25 per preferred security of the Trust (the "Preferred Securities", and together with the Guarantee, the "Securities"). This Terms Agreement, relating to the Securities, is being entered into pursuant to the Underwriting Agreement. Capitalized terms used herein, not otherwise defined, have the meanings given them in the Underwriting Agreement.

  The Underwriters understand that the Issuers propose to issue and sell of Securities (the "Purchased Securities"). Subject to the terms, conditions, representations and warranties set forth or incorporated by reference herein, the Issuers agree to sell to the Underwriters and the Underwriters agree, severally but not jointly, to purchase from the Issuers the Purchased Securities in the respective numbers set forth next to their names in Schedule
A hereto, at       . The Prospectus Supplement with respect to the Purchased
Securities is dated         and includes the Prospectus dated        .

  The Underwriters will pay for such Purchased Securities upon delivery
thereof in New York City at 10:00 A.M. (New York time) on         (the
"Closing Date") in immediately available funds (same day), or at such other time on the Closing Date as shall be agreed upon by the Company and the Underwriters.

  The Purchased Securities shall have the following terms, in addition to those set forth in the governing documents:

  (a) Distributions:                      % per annum of the liquidation amount of $   per
                                      Security
  (b) Conversion:
  (c) Initial Public Offering Price:
  (d) Distribution Payment Dates:         ,     ,     , and      of each year,
     commencing      .
  (e) Redemption: (i) upon repayment, whether at maturity or upon acceleration, redemption or otherwise of the Subordinated Debt Securities (ii) Upon a Tax
    Event (iii) Upon an Investment Company Event

  All provisions contained in the Underwriting Agreement are incorporated by reference herein in their entirety and shall be deemed to be part of this Agreement to the same extent as if such provisions had been set forth in full herein.

  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICT OF LAWS PRINCIPLES THEREOF.

  This instrument may be signed by the parties in counterparts which together shall constitute one and the same agreement between the parties and shall become effective at such time as each of the parties shall have signed such counterparts and shall have notified the other party thereof.

  Please confirm your agreement herewith by having an authorized officer sign a copy of this Agreement in the space provided below.

                                          Very truly yours,

                                          [Lead Underwriters]

                                          By:

                                          By: _________________________________
                                              Name:
                                              Title:

Accepted and Agreed to
as of the date first
above written

Coastal Finance _______

By: _________________________________
  Name:
  Title:

The Coastal Corporation

By: _________________________________
  Name:
  Title:

                                       2